Exhibit 99.1

--------------------------------------------------------------------------------
CASE NAME:            INFORMATION MANAGEMENT ASSOCIATES, INC.
--------------------------------------------------------------------------------
CASE NUMBER:          00-33268                                  ACCRUAL BASIS
--------------------------------------------------------------------------------
JUDGE:                Lorraine Murphy Weil
--------------------------------------------------------------------------------




                         UNITED STATES BANKRUPTCY COURT

                             DISTRICT OF CONNECTICUT

                               NEW HAVEN DIVISION

                            MONTHLY OPERATING REP0RT

                            MONTH ENDING - JUNE, 2001



IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-6) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY), IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:
                                                              Chief Operating Officer and
/s/ Michael P. McGroarty                                      General Counsel
------------------------------------------------              -----------------------------------
    ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                                 TITLE

Michael P. McGroarty                                                        8/8/01
------------------------------------------------              -----------------------------------
       PRINTED NAME OF RESPONSIBLE PARTY                                     DATE



PREPARER:

                                                              Senior Vice President
/s/ Sheldon A. Paul                                           Finance and Administration
------------------------------------------------              -----------------------------------
        ORIGINAL SIGNATURE OF PREPARER                                      TITLE

Sheldon A. Paul                                                             8/8/01
------------------------------------------------              -----------------------------------
           PRINTED NAME OF PREPARER                                          DATE

NAME:     INFORMATION MANAGEMENT ASSOCIATES, INC.
          CASE NUMBER: 00-33268


          COMPARATIVE BALANCE SHEET
                                                            Schedule
                                                             Amount
                                                             ------
          ASSETS                                          July 24, 2000      April 30, 2001      May 31, 2001      June 30, 2001
                                                          -------------      --------------      ------------      -------------
        1 UNRESTRICTED CASH                             $         745,751   $       2,376,359   $     2,566,171    $      2,155,795
        2 RESTRICTED CASH                                         414,160             209,141           210,890             211,663
                                                        -----------------   -----------------   ---------------    ----------------
        3   TOTAL CASH                                          1,159,911           2,585,500         2,777,061           2,367,458
        4 ACCOUNTS RECEIVABLE(NET)                                659,117             929,499           469,887             640,581
        5 INVENTORY                                                44,647              19,310            19,310              19,310
        6 NOTES RECEIVABLE                                            -                   -                 -                   -
        7 PREPAID EXPENSES                                        362,117             295,309           231,383             212,736
        8 OTHER                                                 9,645,433           9,570,095         9,535,815           9,568,865
                                                        -----------------   -----------------   ---------------    ----------------
        9   TOTAL CURRENT ASSETS                               11,871,224          13,399,713        13,033,456          12,808,950
                                                        -----------------   -----------------   ---------------    ----------------
       10 PROPERTY, PLANT & EQUIPMENT                          10,084,459           5,756,679         5,774,055           5,776,287
       11 LESS: ACCUMULATED DEPRECIATION                       (8,463,070)         (4,901,908)       (4,958,015)         (5,012,223)
                                                        -----------------   -----------------   ---------------    ----------------
       12   NET PROPERTY, PLANT & EQUIPMENT                     1,621,389             854,771           816,040             764,064
       13 DUE FROM INSIDERS
       14 OTHER ASSETS-NET OF AMORTIZATION                      2,520,898           2,322,250         2,316,991           2,312,346
       15 OTHER                                                   182,666              44,964            34,508              34,508
                                                        -----------------   -----------------   ---------------    ----------------
       16   TOTAL ASSETS                                $      16,196,176   $      16,621,698   $    16,200,995    $     15,919,868
                                                        =================   =================   ===============    ================

          LIABILITIES & STOCKHOLDERS' EQUITY
          POSTPETITION LIABILITIES
       17 ACCOUNTS PAYABLE                              $             -     $         231,090   $       156,766    $        178,066
       18 TAXES PAYABLE                                            (7,448)             21,322            19,664              22,377
       19 NOTES PAYABLE                                               -                   -                 -                   -
       20 PROFESSIONAL FEES                                           -                   -                 -                   -
       21 SECURED DEBT                                                -                   -                 -                   -
          DEFERRED REVENUES                                     3,440,007           3,427,327         3,148,836           3,006,065
       22 OTHER                                                       -               375,464           401,388             370,233
                                                        -----------------   -----------------   ---------------    ----------------
       23   TOTAL POST PETITION LIABILTIES                      3,432,559           4,055,203         3,726,654           3,576,741
                                                        -----------------   -----------------   ---------------    ----------------
          PREPETITION LIABILITIES
       24 SECURED DEBT                                            133,261              53,107            47,507              41,838
          TAXES PAYABLE                                           313,353             259,969           260,195             271,185
       25 PRIORITY DEBT                                               -                   -                 -                   -
       26 UNSECURED DEBT                                        3,470,818           3,444,462         3,444,462           3,446,694
       27 OTHER                                                   945,205             388,590           388,590             388,590
                                                        -----------------   -----------------   ---------------    ----------------
       28   TOTAL PREPETITION LIABILITIES                       4,862,637           4,146,128         4,140,754           4,148,307
                                                        -----------------   -----------------   ---------------    ----------------
       29   TOTAL LIABILITIES                                   8,295,196           8,201,331         7,867,408           7,725,048
                                                        -----------------   -----------------   ---------------    ----------------
          EQUITY
       30 PREPETITION OWNER'S EQUITY                            7,900,980           7,900,980         7,900,980           7,900,980
       31 POSTPETITION CUMULATIVE PROFIT                              -               825,113           817,326             759,205
          FOREIGN EXCHANGE RATE TRANSLATION ADJUSTMENT                               (305,726)         (384,719)           (465,365)
       32 DIRECT CHARGES TO EQUITY                                    -                   -                 -                   -
                                                        -----------------   -----------------   ---------------    ----------------
       33   TOTAL EQUITY                                        7,900,980           8,420,367         8,333,587           8,194,820
                                                        -----------------   -----------------   ---------------    ----------------
       34   TOTAL LIABILITIES & OWNERS EQUITY           $      16,196,176   $      16,621,698   $    16,200,995    $     15,919,868
                                                        =================   =================   ===============    ================

NAME:    INFORMATION MANAGEMENT ASSOCIATES, INC.
         CASE NUMBER: 00-33268


         SCHEDULES FOR COMPARATIVE BALANCE SHEET

                                                            Schedule
                                                             Amount
                                                             ------              Month              Month              Month
                                                          July 24, 2000      April 30, 2001      May 31, 2001      June 30, 2001
                                                          -------------      --------------      ------------      -------------
#8       OTHER ASSETS
         ------------

         DUE FROM SUBSIDIARY-FRANCE                     $        (340,671)  $        (214,747)  $      (206,852)   $      (203,694)
         DUE FROM SUBSIDIARY-AUSTRALIA                            374,203             423,745           431,330            328,486
         DUE FROM SUBSIDIARY-UNITED KINGDOM                     9,249,494           8,959,751         8,924,828          9,061,251
         DUE FROM SUBSIDIARY-GERMANY                              362,407             401,346           386,509            382,822
                                                        ---------------------------------------------------------------------------
                                                        $       9,645,433   $       9,570,095   $     9,535,815    $     9,568,865
                                                        ===========================================================================
#14      OTHER ASSETS-NET OF AMORTIZATION
         --------------------------------

         GOODWILL                                       $         168,322   $         144,511   $       141,865    $       139,220
         PURCHASED RESEARCH & DEVELOPMENT                         308,937                 -                 -                  -
         DEPOSITS                                                  81,576             215,676           213,063            211,063
         INVESTMENT IN IMA, UK LTD.                               233,000             233,000           233,000            233,000
         INVESTMENT IN MITSUCON TECNOLOGIA SA                   1,729,063           1,729,063         1,729,063          1,729,063
                                                        ---------------------------------------------------------------------------
                                                        $       2,520,898   $       2,322,250   $     2,316,991    $     2,312,346
                                                        ===========================================================================
#15      OTHER-ASSETS
         ------------

         NOTE RECEIVABLE-MITSUCON TECHNOLOGIA SA        $         182,666   $          44,964   $        34,508    $        34,508
                                                        ===========================================================================
         PREPETITION TAXES PAYABLE
         -------------------------

         GENERAL INCOME TAX RESERVE                     $         167,188   $         117,770   $       117,770    $       128,737
         GENERAL SALES TAX RESERVE                                146,165             142,199           142,425            142,448
                                                        ---------------------------------------------------------------------------
                                                        $         313,353   $         259,969   $       260,195    $       271,185
                                                        ===========================================================================

#22      POST PETITION - OTHER LIABILITIES
         ---------------------------------

         ACCRUED COMPENSATION                           $             -     $         223,746   $       231,815    $       210,267
         ACCRUED RENT                                                 -                38,884            37,991             37,098
         ACCRUED EXPENSES                                             -               112,834           131,582            122,868
                                                        ---------------------------------------------------------------------------
                                                        $             -     $         375,464   $       401,388    $       370,233
                                                        ===========================================================================

#27      PRE PETITION - OTHER LIABILITIES
         --------------------------------

         ACCRUED  COMPENSATION                          $         383,852   $             -                 -                  -
         ACCRUED EXPENSES                                         172,748                 -                 -                  -
         ACCRUED RENT                                             251,590             251,590           251,590            251,590
         ACCRUED INTEREST                                         137,015             137,000           137,000            137,000
                                                        ---------------------------------------------------------------------------
                                                        $         945,205   $         388,590   $       388,590    $       388,590
                                                        ===========================================================================

NAME:     INFORMATION MANAGEMENT ASSOCIATES, INC.
          CASE NUMBER: 00-33268




           INCOME STATEMENT                                7 Days Ending          Month             Month              Month
                                                           July 31, 2000     April 30, 2001     May 31, 2001       June 30, 2001
                                                           -------------     --------------     ------------       -------------
        1 GROSS REVENUES                                  $        265,729  $         783,613  $       747,400    $        622,248
          ROYALTY REVENUE FROM FOREIGN SUBSIDIARIES                                       -              9,304              78,621
        2 LESS: RETURNS AND ALLOWANCES                                 -                  -                -                   -
                                                          ----------------  -----------------  ---------------    ----------------
        3   NET REVENUE                                            265,729            783,613          756,704             700,869
                                                          ----------------  -----------------  ---------------    ----------------
          COST OF GOODS SOLD:
        4 MATERIAL                                                     -                  -                -                   -
        5 DIRECT LABOR                                                 -                  -                -                   -
        6 DIRECT OVERHEAD - 3RD PARTY COSTS                          4,760             13,017              -                   -
                                                          ----------------  -----------------  ---------------    ----------------
        7 TOTAL COST OF GOODS SOLD                                   4,760             13,017              -                   -
                                                          ----------------  -----------------  ---------------    ----------------
        8 GROSS PROFIT                                             260,969            770,596          756,704             700,869
                                                          ----------------  -----------------  ---------------    ----------------
          OPERATING EXPENSES:
        9 OFFICER/INSIDER COMPENSATION                                  -             178,450          147,342             162,411
       10 SELLING AND MARKETING                                      44,058             5,432           76,337               3,344
       11 GENERAL AND ADMINISTRATIVE                                 37,251           499,224          470,131             513,294
       12 RENT AND LEASE                                                -                 -                -                   -
       13 OTHER                                                         -                 -                -                   -
                                                          ----------------  -----------------  ---------------    ----------------
       14 TOTAL OPERATING EXPENSE                                   81,309            683,106          693,810             679,049
                                                          ----------------  -----------------  ---------------    ----------------
       15 INCOME (LOSS) BEFORE NON-OPERATING INCOME
           AND EXPENSE                                             179,660             87,490           62,894              21,820
                                                          ----------------  -----------------  ---------------    ----------------
          OTHER INCOME AND (EXPENSE):
       16 NON OPERATING INCOME - INTEREST/OTHER                        -                7,851            8,059               6,121
       17 NON OPERATING EXPENSE                                        -                  -                -              -
       18 INTEREST EXPENSE                                             -               (1,203)            (421)               (352)
       19 DEPRECIATION EXPENSE                                         -              (48,609)         (44,266)            (42,366)
       20 AMORTIZATION                                                 -              (14,487)         (14,487)            (14,487)
       21 OTHER                                                        -                  -                -                   -
                                                          ----------------  -----------------  ---------------    ----------------
       22 NET OTHER INCOME AND (EXPENSE)                           179,660            (56,448)         (51,115)            (51,084)
          REORGANIZATION EXPENSE:
       23 PROFESSIONAL FEES                                            -                5,000    -      13,253              14,862
       24 US TRUSTEE FEES                                              -                2,500            2,500               2,500
       25 OTHER                                                        -                  -                -                   -
                                                          ----------------  -----------------  ---------------    ----------------
       26 TOTAL REORGANIZATION EXPENSE                                 -                7,500           15,753              17,362
                                                          ----------------  -----------------  ---------------    ----------------
       27 INCOME TAX                                                   -                  -                -                   -
                                                                           -----------------  ---------------    ----------------
       28 INTERNATIONAL WITHHOLDING TAX                                                19,420            3,813              11,496
                                                          ----------------  -----------------  ---------------    ----------------
       29 NET PROFIT                                      $        179,660  $           4,122  $        (7,787)   $        (58,122)
                                                          ================  =================  ===============    ================

NAME:         INFORMATION MANAGEMENT ASSOCIATES, INC.
              CASE NUMBER: 00-33268



              CASH RECEIPTS AND DISBURSEMENTS           7 Days Ending           Month             Month                Month
                                                        July 31, 2000       April 30, 2001     May 31, 2001        June 30, 2001
                                                        -------------       --------------     ------------        -------------
            1 CASH-BEGINNING OF MONTH                 $       1,159,911    $       2,701,624  $     2,585,500     $       2,777,061
                                                      -----------------    -----------------  ---------------     -----------------

              RECEIPTS FROM OPERATIONS
            2 CASH SALES                                            -                    -                -                     -
              COLLECTION OF ACCOUNTS RECEIVABLE
            3 PREPETITION                                       207,021                  -                -
            4 POST PETITION                                         -                792,055        1,006,248               341,568
                                                      -----------------    -----------------  ---------------     -----------------
            5 TOTAL OPERATING RECEIPTS                          207,021              792,055        1,006,248               341,568
                                                      -----------------    -----------------  ---------------     -----------------
              NON-OPERATING RECEIPTS
            6 LOANS AND ADVANCES                                    -
            7 SALE OF ASSETS                                        -                    -                -                     -
            8 OTHER                                              19,679                  -             20,244                20,617
                                                      -----------------    -----------------  ---------------     -----------------
            9 TOTAL NON OPERATING RECEIPTS                       19,679                  -             20,244                20,617
                                                      -----------------    -----------------  ---------------     -----------------
           10 TOTAL RECEIPTS                                    226,700              792,055        1,026,492               362,184
                                                      -----------------    -----------------  ---------------     -----------------
           11 TOTAL CASH AVAILABLE                            1,386,611            3,493,679        3,611,992             3,139,245
                                                      -----------------    -----------------  ---------------     -----------------
              OPERATING DISBURSEMENTS
           12 NET PAYROLL                                         5,097              347,013          321,969               324,189
           13 PAYROLL TAXES PAID                                    -                186,564          178,382               179,711
           14 SALES, USE & OTHER TAXES PAID                         -                 37,781            3,694                 4,143
           15 SECURED/RENTAL/LEASES                                 -                 67,682           55,960                49,333
           16 UTILITIES                                             -                 29,178           18,076                13,435
           17 INSURANCE                                           5,064               65,021           62,430                60,005
           18 INVENTORY PURCHASES                                (7,448)                 -                -                     -
           19 VEHICLE EXPENSES                                      -                    -                -                     -
           20 TRAVEL                                                -                 81,901           81,962                80,299
           21 ENTERTAINMENT                                         -                    -                -                     -
           22 REPAIRS AND MAINTENANCE                               -                  3,135            2,484                 3,758
           23 SUPPLIES                                              -                    -                -                     -
           24 ADVERTISING                                           -                 25,470           10,720                 4,340
           25 OTHER                                               2,078               56,934           61,501                52,574
                                                      -----------------    -----------------  ---------------     -----------------
           26 TOTAL OPERATING DISBURSEMENTS                       4,791              900,679          797,178               771,787
                                                      -----------------    -----------------  ---------------     -----------------
              TOTAL REORGANIZATION EXPENSE
           27 PROFESSIONAL FEES                                     -                    -             37,753                   -
           28 US TRUSTEE FEES                                       -                  7,500              -                     -
           29 OTHER                                                 -                    -                -                     -
                                                      -----------------    -----------------  ---------------     -----------------
           30 TOTAL REORGANIZATION EXPENSE                          -                  7,500           37,753                   -
                                                      -----------------    -----------------  ---------------     -----------------
           31 TOTAL DISBURSEMENTS                                 4,791              908,179          834,931               771,787
                                                      -----------------    -----------------  ---------------     -----------------
           32 NET CASH FLOW                                     221,909             (116,124)         191,561              (409,603)
                                                      -----------------    -----------------  ---------------     -----------------
           33 CASH - END OF MONTH                     $       1,381,820    $       2,585,500  $     2,777,061     $       2,367,458
                                                      =================    =================  ===============     =================


NAME:    INFORMATION MANAGEMENT ASSOCIATES, INC.
         CASE NUMBER: 00-33268


           ACCOUNTS RECEIVABLE AGING:                               Month                 Month                  Month
                                                                April 30, 2001         May 31, 2001          June 30, 2001
                                               -------------------------------------------------------------------------------
       1 0-30 DAYS                                            $          488,345      $           350,864    $       548,290
       2 31-60 DAYS                                                      130,956                   67,999            104,707
       3 61-90 DAYS                                                       81,926                   42,255             45,980
       4 91+ DAYS                                                        202,735                  200,209            114,670
                                                              ------------------      -------------------    ---------------
       5 TOTAL ACCOUNTS RECEIVABLE                                       903,962                  661,327            813,647
         OTHER ACCOUNTS RECEIVABLE                                       244,100                    6,034              5,106
       6 AMOUNT CONSIDERED UNCOLLECTIBLE                                (218,563)                (197,474)          (178,172)
                                                              ------------------      -------------------    ---------------
       7 ACCOUNTS RECEIVABLE(NET)                             $          929,499      $           469,887    $       640,581
       =                                                      ==================      ===================    ===============



         AGING OF POST PETITION TAXES AND PAYABLES:


           TAXES PAYABLE:               0-30 DAYS      31-60 DAYS             61-90 DAYS             91+ DAYS            TOTAL
                                        ---------      ----------             ----------             --------            -----

       1 FEDERAL                        $     -      $            -     $                -        $           -      $          -
       2 STATE                                -                   -                      -                    -                 -
       3 LOCAL                                -                   -                      -                    -                 -
       4 OTHER                                -                   -                      -                    -                 -
                                        ---------    ----------------   --------------------      ---------------    ---------------
       5 TOTAL TAXES PAYABLE            $     -      $            -     $                -        $           -      $          -
                                        =========    ================   ====================      ===============    ===============

                                                                                                                         TOTAL
                                                                                                                         -----

       6 ACCOUNTS PAYABLE:              $ 134,159    $         15,064   $              4,862      $        23,981    $       178,066
                                        =========    ================   ====================      ===============    ===============


           STATUS OF POSTPETITION TAXES:

                                                        BEGIN TAX                                                      ENDING TAX
           FEDERAL                                      LIABILITY        AMOUNT W/H OR ACCRUED      AMOUNT PAID        LIABILITY
           -------                                  --------------------------------------------------------------------------------

       1 WITHHOLDING                                 $             -    $               94,435    $        94,435    $          -
       2 FICA EMPLOYEE                                             -    $               31,090    $        31,090               -
       3 FICA EMPLOYER                                             -    $               31,090    $        31,090               -
       4 UNEMPLOYMENT                                              -    $                  -      $           -                 -
       5 INCOME                                                    -    $                  -      $           -                 -
       6 OTHER                                                     -    $                  -      $           -                 -
                                                     -----------------  ----------------------    ---------------    ---------------
       7 TOTAL FEDERAL TAXES                                       -    $              156,615    $       156,615               -
                                                     -----------------  ----------------------    ---------------    ---------------
         STATE AND LOCAL
       8 WITHHOLDING                                               -                    21,920             21,920                -
       9 SALES                                                  19,664                   6,856              4,143             22,377
      10 EXCISE                                                    -                       -                  -                  -
      11 UNEMPLOYMENT                                              -                       109                109                -
      12 REAL PROPERTY                                             -                       -                  -                  -
      13 PERSONAL  PROPERTY                                        -                       -                                     -
      14 OTHER                                                     -                     1,066              1,066                -
                                                     -----------------  ----------------------    ---------------    ---------------
      15 TOTAL STATE AND LOCAL                                  19,664                  29,951             27,238             22,377
                                                     -----------------  ----------------------    ---------------    ---------------
      16 TOTAL TAXES                                 $          19,664  $              186,566    $       183,853    $        22,377
                                                     =================  ======================    ===============    ===============

NAME:    INFORMATION MANAGEMENT ASSOCIATES, INC.
         CASE NUMBER: 00-33268



          BANK RECONCILIATIONS:                      MONTH:       June-01

                                                  ACCOUNT #1     ACCOUNT #2       ACCOUNT #3    ACCOUNT #4     ACCOUNT #5
                                                  ----------     ----------       ----------    ----------     ----------

A         BANK                                   PEOPLES BANK   PEOPLES BANK     PEOPLES BANK  PEOPLES BANK   PEOPLES BANK
B         ACCOUNT NUMBER:                        048-7035708    064-7002287      048-7040507   064-7002279    048-7040515
                                                 IMA            IMA              IMA DIP       IMA            IMA DIP
C         PURPOSE(TYPE)                          CUSTODIAL      OPERATING        OPERATING     PAYROLL        PAYROLL
                                                 ACCOUNT        ACCOUNT # 1      ACCOUNT #2    ACCOUNT #1     ACCOUNT #2
---------------------------------------------------------------------------------------------------------------------------
       1 BALANCE PER BANK STATEMENT              $       -      $       8,890    $ 2,172,022   $        -     $         -
       2 ADD:TOTAL DEPOSITS NOT CREDITED                 -                -              -              -               -
       3 SUBTRACT:OUTSTANDING CHECKS                     -             (1,262)       (14,549)       (11,398)            -
       4 OTHER RECONCILING ITEMS                         -                -              -              -               -
                                                                -------------    -----------   ------------   ------------
       5 MONTH END BALANCE PER BOOKS             $       -      $       7,628    $ 2,157,473   $    (11,398)  $         -
                                                                =============    ===========   ============   ============
         DIFFERENCE                                                       -              -              -               -
       6 NUMBER OF LAST WRITTEN CHECK                               032661          034311        035702         035889


                                                  ACCOUNT #6     ACCOUNT #7
                                                  ----------     ----------

A         BANK                                   PEOPLES BANK   ALEX BROWN
B         ACCOUNT NUMBER:                        048-7040523    24836526 *
                                                                IMA
C         PURPOSE(TYPE)                          IMA DIP TAX    RESTRICTED
                                                 ACCOUNT        ACCOUNT
-------------------------------------------------------------------------------
       1 BALANCE PER BANK STATEMENT              $      2,092   $     211,663
       2 ADD:TOTAL DEPOSITS NOT CREDITED                  -               -
       3 SUBTRACT:OUTSTANDING CHECKS                      -               -
       4 OTHER RECONCILING ITEMS                          -               -
                                                 ------------   -------------
       5 MONTH END BALANCE PER BOOKS             $      2,092   $     211,663
                                                 ============   =============
         DIFFERENCE                                       -               -
       6 NUMBER OF LAST WRITTEN CHECK                1032            N/A





   INVESTMENT ACCOUNTS:                                 DATE OF            TYPE OF          PURCHASE        CURRENT
   BANK ACCOUNT NAME & NUMBER                           PURCHASE          INVESTMENT         PRICE           VALUE
                                                     -----------------------------------------------------------------
       7             None                                                                  $      -       $        -
       8             None                                                                         -                -
       9             None                                                                         -                -
      10             None                                                                         -                -
                                                                                           ----------     ------------
      11 TOTAL INVESTMENT                                                                  $      -       $        -
                                                                                           ==========     ============




         CASH:

      12 CURRENCY ON HAND                  None
      13 TOTAL CASH - END OF MONTH      $    2,367,458
                                        ==============

NAME:      INFORMATION MANAGEMENT ASSOCIATES, INC.
           CASE NUMBER: 00-33268



      PAYMENTS TO INSIDERS AND PROFESSIONALS:      MONTH:         June-01

                                                              INSIDERS
      ------------------------------------------------------------------------------------------------------------------------------
                                                                                             COMPENSATION
                                                                      --------------------------------------------------------------

                                                                                                        ADVISORY
      NAME                               TRAVEL REIMBURSEMENTS          PAYROLL         COMMISSIONS      FEES         EXECUTORY
                                        -------------------------------------------------------------------------------------------

         1 PAUL SCHMIDT                 $                   -        $       -          $        -      $    2,500     $         -
         2 TOM HILL                                         -                -                   -           1,500               -
         3 DAVID CALLARD                                    -                -                   -           2,000               -
         4 DON MILLER                                       -                -                   -           2,500               -
         5 PAUL FREDERICK                                 1,131           15,417                 -             -                 -
         6 MIKE MCGROARTY                                 1,948           13,334                 -             -                 -
         7 SHELDON PAUL                                     304           12,812                 -             -                 -
         8 KEN BOIN                                         509           10,677                 -             -                 -
         9 ROGER BEARD                                    5,566           10,833               5,127           -                 -
        10 ROB CHASE                                      2,208           19,000                 -             -                 -
        11 MARIO FERREIRA                                 4,086           12,500              38,459           -                 -
        12 JIM ANDERSON                                     -                -                   -             -                 -
                                        -----------------------      -----------       -------------    ----------     -------------
        13 TOTAL PAYMENT TO INSIDERS    $                15,752      $    94,573       $      43,586    $    8,500     $        -
                                        =======================      ===========       =============    ==========     =============


                                    INSIDERS
      ---------------------------------------------------------------------
                                                               TOTAL PAID
                                             TOTAL PAID            TO
      NAME                                   THIS MONTH           DATE
                                        -----------------------------------

         1 PAUL SCHMIDT                 $       2,500          $     7,000
         2 TOM HILL                             1,500          $     3,000
         3 DAVID CALLARD                        2,000          $     5,500
         4 DON MILLER                           2,500          $    83,000
         5 PAUL FREDERICK                      16,548          $   302,832
         6 MIKE MCGROARTY                      15,282          $   269,806
         7 SHELDON PAUL                        13,116          $   175,722
         8 KEN BOIN                            11,186          $   140,462
         9 ROGER BEARD                         21,526          $   165,180
        10 ROB CHASE                           21,208          $   210,829
        11 MARIO FERREIRA                      55,045          $   326,422
        12 JIM ANDERSON                           -            $    65,166
                                        -------------          -----------
        13 TOTAL PAYMENT TO INSIDERS    $     162,411          $ 1,754,919
                                        =============          ===========





                                                            PROFESSIONALS
    --------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           TOTAL
      NAME                                           DATE OF COURT       AMOUNT                         TOTAL PAID TO     INCURRED &
                                                  AUTHORIZING PAYMENT   APPROVED        AMOUNT PAID         DATE           UNPAID


         1 DelConte, Hyde, Annello & Schuch           05/29/2001      $     15,000   $        3,750     $      11,250   $        -
         2 Paul, Hastings, Janofsky & Walker LLP      03/14/2001            26,550              -              26,550         44,696
         3 Reid & Riege, P.C.                         05/16/2001            17,289              -              17,289            -
         4 Zeisler & Zeisler, P.C.                    12/06/2000            36,440              -              34,572         21,869
         5                                                                     -                -                 -              -
                                                                                     --------------     -------------   ------------
         6 TOTAL PAYMENT TO PROFESSIONALS                                            $        3,750     $      89,661   $     66,565
                                                                                     ==============     =============   ============



                        POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
    --------------------------------------------------------------------------------------------------------------------------------
                                                                    SCHEDULED
      NAME OF CREDITOR                                           MONTHLY PAYMENT     AMOUNTS PAID     TOTAL UNPAID
                                                                       DUE         DURING THE MONTH   POSTPETITION
         1 IRVINE INDUSTRIAL COMPANY(ASSIGNED TO T-TECH LABS, INC)    -           $            -     $             -
         2 CROWN POINTE LLC                                           -                        -                   -
         3 EOP OPERATING L.P.(ASSIGNED TO SABA SYSTEMS)               -                        -                   -
         4 FINOVA LOAN ADMINISTRATION(ILC)                          $1,295                   1,295                 -
         5 CONNVIEW                                                $12,036                  12,036                 -
         6 BSB LEASING (FORMERLY AMERILEASE)                        $4,037                     -                 4,037
         7 INTEL FINANCIAL SERVICES                                 $4,726                   4,726                 -
         8 IOS CAPITAL                                              $1,573                   1,573                 -
         9 LUCENT TECHNOLOGIES                                     $16,372                  16,372                 -
        10 VIDEO & SOUND SERVICES(ASSIGNED TO SABA SYSTEMS)           -                        -                   -
        11 IBM CORPORATION                                          $1,363                   1,363                 -
           IBM CORPORATION (Pending Acceptance of Equipment)        $1,941                     -                   -
        12 T-TECH HOLDING CO.                                      $11,967                  11,967                 -
                                                                                  -------------------------------------
           TOTAL                                                                  $         49,332   $           4,037
                                                                                  ================   =================

--------------------------------------------------------------------------------
CASE NAME: INFORMATION MANAGEMENT      CASE NUMBER: 00-33268     ACCRUAL BASIS
             ASSOCIATES, INC.
--------------------------------------------------------------------------------

------------------
  QUESTIONNAIRE
--------------------------------------------------------------------------------
                                                                        YES  NO
--------------------------------------------------------------------------------
1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL            X
      COURSE OF BUSINESS THIS REPORTING PERIOD?
--------------------------------------------------------------------------------
2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A            X
      DEBTOR IN POSESSION ACCOUNT?
--------------------------------------------------------------------------------
3.    ARE ANY POSTPETITION RECEIVABLES (ACCOUNT, NOTES, OR LOANS) DUE        X
      FROM RELATED PARTIES?
--------------------------------------------------------------------------------
4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS            X
      REPORTING PERIOD?
--------------------------------------------------------------------------------
5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY       X
      PARTY?
--------------------------------------------------------------------------------
6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                           X
--------------------------------------------------------------------------------
7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?           X
--------------------------------------------------------------------------------
8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                       X
--------------------------------------------------------------------------------
9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                             X
--------------------------------------------------------------------------------
10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?             X
--------------------------------------------------------------------------------
11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?      X
--------------------------------------------------------------------------------
12.   ARE ANY WAGE PAYMENTS PAST DUE?                                        X
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES" PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------
INSURANCE
--------------------------------------------------------------------------------
                                                                        YES  NO
--------------------------------------------------------------------------------
1.    ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY   X
      INSURANCE COVERAGES IN EFFECT?
--------------------------------------------------------------------------------
2.    ARE ALL PREMIUM PAYMENTS PAID IN EFFECT?                           X
--------------------------------------------------------------------------------
3.    PLEASE ITEMIZE BELOW.
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO" OR IF ANY POLICIES HAVE BEEN CANCELED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              INSTALLMENT PAYMENTS
--------------------------------------------------------------------------------
                                                                 PAYMENT AMOUNT
     TYPE OF POLICY            CARRIER         PERIOD COVERED     & FREQUENCY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------